UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 14, 2011 (March 14, 2011)

CORRIDOR VENTURES I ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54083	27-3183663
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Room 1908, Building A, PINGAN IFC No.3 Xinyuan South Rd. Chaoyang District, Beijing, 100027, P.R.China
(Address of principal executive offices)

(86) 10-8591-1129
(Registrant's telephone number, including area code)

995 Orion Court, Merrick, NY 11566
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 14, 2011, Corridor Ventures I Acquisition Corp. (the "Company") entered into and closed a securities purchase agreement (the "Purchase Agreement") between the Company, Corridor Ventures, LLC ("Seller") and Asia Junwei Finance Capital Group Company Limited (“Buyer”), pursuant to which, the Seller sold an aggregate of 1,950,000 shares of the Company’s common stock par value, $0.001, to the Buyer for an aggregate purchase price of $10,000.

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference. As a result of the closing of the Purchase Agreement, the Buyer now owns 97.5% of the Company’s outstanding capital stock resulting in a change in control of the Company from the Seller to the Buyer.

The Company intends to file an Information Statement on Schedule 14f-1 with the Securities and Exchange Commission on our about the date hereof as a result of the change of a majority of directors described in Item 5.02 below that is occurring concurrently with this change of control.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the Purchase Agreement, David K. Waldman resigned from his positions as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary, effective immediately, and from his position as the Company’s sole director, effective upon the tenth day following the Company’s mailing of an Information Statement on Schedule 14f-1 to its shareholders, which is expected to occur on or about March 14, 2011. On the same day, Yang Lin was appointed as the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and director. He will become the sole director of the Company upon the effectiveness of Mr. Waldman’s resignation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated March 14, 2011, among the Company, Corridor Ventures, LLC and Asia Junwei Finance Capital Group Company Limited

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRIDOR VENTURES I ACQUISITION CORP.

By: /s/ Yang Lin
Yang Lin
Chief Executive Officer

Dated: March 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated March 14, 2011, among the Company, Corridor Ventures, LLC and Asia Junwei Finance Capital Group Company Limited